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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               December 16, 1998 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of Registrant as specified in its charter)

            Nevada                  1-12861                   74-2170858
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired.

            The required financial statements of the real estate properties acquired are hereby incorporated by reference to the Combined Statements of Revenues and Certain Operating Expenses of
            Property Acquisition and of Property Acquisition Two included on pages F-11 through F-17 of the Registrant's Proxy Statement filed with the Commission on November 13, 1998.

      (b) Pro Forma Financial Information. The following pro forma financial information of the Registrant is included in Exhibit 99.1 hereto.

            (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998.

            (ii) Unaudited Pro Forma Condensed Consolidated Statement of Income for the Twelve Months Ended December 31, 1997.

            (iii) Unaudited Pro Forma Condensed Consolidated Statement of Income
                  for the Nine Months Ended September 30, 1998.

            (iv)  Notes to Unaudited Pro Forma Financial Statements.

      (c) Exhibits

          99.1 Pro Forma Financial Statements, as described in Item 7(b) of this Report.

          99.2    Consent of PricewaterhouseCoopers LLP

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CORNERSTONE PROPERTIES INC.
                                              (Registrant)


Date: February 26, 1999                       By: /s/ Kevin P. Mahoney
                                                  ------------------------------
                                              Name:  Kevin P. Mahoney
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


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